SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 28, 2004

                              KANSAS CITY SOUTHERN
              (Exact name of company as specified in its charter)


          DELAWARE                  1-4717                   44-0663509
       (State or other      (Commission file number)        (IRS Employer
       jurisdiction of                                      Identification
       incorporation)                                       Number)

                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Kansas City Southern ("the Company, "KCS") is furnishing under Item 2.02 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company's press release, dated October 28, 2004, announcing the Company's third quarter and year to date earnings and operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company's third quarter 2004 analyst presentation and conference call.

The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof , the information contained in this item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01.       Financial Statements and Exhibits

(c) Exhibits

    Exhibit No.                    Document
    (99)                           Additional Exhibits

     99.1 Press Release issued by Kansas City Southern dated October 28, 2004 entitled "Kansas City Southern Announces Third Quarter 2004 Earnings Release Date, Conference Call," is attached hereto as Exhibit 99.1.









                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Kansas City Southern

Date: October 28, 2004             By:           /s/ James S. Brook
                                    -------------------------------------------
                                                    James S. Brook
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT  99.1




     Date:                 October 28, 2004

     Media Contact:        William H. Galligan                     816/983-1551
                           William.h.galligan@kcsr.com


         Kansas City Southern Reports Strong Third Quarter 2004 Results


        o Kansas City Southern's (KCS) third quarter 2004 consolidated net income of $11.1 million, increased 158% compared with third quarter 2003 consolidated net income of $4.3 million.

        o Kansas City Southern Railway (KCSR) operating revenue reached record levels for third quarter 2004, increasing by 11.9 % over third quarter 2003 to $162.1 million.

        o KCSR's operating income increased 35.9 % over the comparable 2003 period to $24.6 million.

Kansas City, MO. Kansas City Southern (KCS) (NYSE:KSU) today reported net income available to common shareholders for third quarter 2004 was $8.9 million, or $0.14 diluted earnings per share, compared to $1.0 million, or $0.02 diluted earnings per share, for third quarter 2003.

KCSR posted record third quarter 2004 operating revenues of $162.1 million, an increase of $17.2 million, or 11.9%, over the comparable 2003 period. Four of its five commodity groups attained quarter-over-quarter double digit revenue growth led by Paper & Forest Products, which increased 23.3% with strong gains in all its market segments. Intermodal revenues, including Norfolk Southern and CSX haulage business, increased 14.1% in third quarter 2004 compared with a year earlier. Agriculture & Minerals, led by strong gains in domestic grain, ores and minerals, and glass, stone and clay, grew 12.9%. Chemicals & Petroleum Products increased 11.7% based on strong growth in gases, plastics, petroleum, and inorganic chemicals business. Coal, the only business segment to experience a quarter-over-quarter decline, experienced a 3.7% decrease in revenues, due primarily to sharply lower deliveries to one plant served by KCSR.

KCSR third quarter 2004 total operating expenses of $137.5 million were $10.7 million higher than the same period in 2003, driven by higher fuel prices, compensation, and casualty and insurance costs.

KCSR third quarter 2004 operating income increased $6.5 million, or 35.9 % year-over-year. KCSR's operating ratio improved to 84.8 % compared with 87.5% for the prior year period.



Third quarter 2004 equity earnings from Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (Grupo TFM), KCS' Mexican affiliate railroad, increased 19% from the comparable prior year period to $1.9 million, excluding the impact of the Mexrail transaction. Grupo TFM's third quarter 2004 revenues were $174.5 million compared to $178.2 million for the comparable 2003 period. The decline was primarily due to the impact of peso devaluation to the U.S. dollar quarter-over-quarter. KCS reports its equity in Grupo TFM under U.S. GAAP, while Grupo TFM reports under International Financial Reporting Standards (IFRS).

Year-to-Date

KCS year-to-date 2004 consolidated net income is $23.7 million, compared with $17.4 million for 2003. Net income available to common shareholders was $17.1 million or $0.27 diluted earnings per share for the first nine months of 2004 compared with $12.7 million or $0.20 diluted earnings per share year-to-date 2003. Results for 2003 included the cumulative effect of an accounting change, which increased net income by $8.9 million.

KCSR year-to-date 2004 operating revenues of $462.0 million increased $33.7 million, or 7.9%, over the comparable nine-month period in 2003. Total KCSR year-to-date 2004 expenses of $390.8 million increased $8.9 million over the same 2003 period. KCSR's operating ratio for the first nine months of 2004 of 84.6% was an improvement of 460 basis points from 89.2% in the prior year.

Chairman, President & Chief Executive Officer Michael R. Haverty commented, "KCSR has continued to grow its carload volume and revenues throughout the first nine months of 2004, and that positive trend should continue through the remainder of the year. As KCSR continues to expand its market presence, an equal degree of effort is being placed on controlling costs while operating its rail network efficiently.

"During the third quarter there were a number of positive developments in KCS' effort to complete the Grupo TFM acquisition process. KCS received the approval of the Mexican National Foreign Investment Commission, which combined with an extension of the previous approval by the Mexican Competition Commission, gives KCS the approval of the two Mexican regulatory bodies needed for it to become the majority owner of TFM. KCS continues to work closely with its partner, Grupo TMM, S.A. (Grupo TMM), and with Mexican government officials in its attempt to complete the acquisition process in a timely manner."

KCS is comprised of, among others, The Kansas City Southern Railway Company ("KCSR") and equity investments in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (Grupo TFM), Southern Capital Corporation ("Southern Capital") and Panama Canal Railway Company ("PCRC").

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in the "Risk Factors" and the "Cautionary Information" sections of the Company's Form 10-K for the year-ended December 31, 2003 filed by the Company with the Securities and Exchange Commission ("SEC") (Commission file no. 1-4717). The Company will not update any forward-looking statements in this press release to reflect future events or developments.

                                      More


                                                         KANSAS CITY SOUTHERN
                                                   CONSOLIDATED STATEMENTS OF INCOME
                                        (Dollars in millions, except share and per share data)
                                                              (Unaudited)
                                                             (Preliminary)


                                                                     Three Months                        Nine Months
                                                                 Ended September 30,                 Ended September 30,
                                                          ----------------------------------- ----------------------------------

                                                                2004              2003             2004              2003
                                                          ----------------- ----------------- ---------------- -----------------

Revenues                                                       $     163.2       $     146.3      $     464.9       $     432.8

Operating expenses
   Compensation and benefits                                          52.9              48.4            155.9             146.4
   Purchased services                                                 16.1              15.8             47.1              46.1
   Fuel                                                               16.4              11.2             45.8              35.3
   Equipment costs                                                    13.3              15.2             37.9              44.6
   Depreciation and amortization                                      13.4              16.2             39.3              48.1
   Casualties and insurance                                           13.9               9.7             30.5              26.2
   Other leases                                                        3.2               2.5              8.9               7.3
   Other                                                              14.8              12.4             43.4              42.9
                                                          ----------------- ----------------- ---------------- -----------------
Total operating expenses                                             144.0             131.4            408.8             396.9
                                                          ----------------- ----------------- ---------------- -----------------

Operating income                                                      19.2              14.9             56.1              35.9

Equity in net earnings of unconsolidated affiliates:
     Grupo Transportacion Ferroviaria Mexicana, S.A. de                1.9               1.6              6.1               6.2
     C.V.
     Other                                                            (0.8)             (0.9)            (0.4)             (1.0)
Interest expense                                                     (11.3)            (11.6)           (33.0)            (34.8)
Debt retirement costs                                                   -                 -              (4.2)               -
Other income                                                           8.6               2.0             11.8               4.8
                                                          ----------------- ----------------- ---------------- -----------------
Income before income taxes and cumulative effect of
     accounting change                                                17.6               6.0             36.4              11.1
Income tax provision                                                   6.5               1.7             12.7               2.6
                                                          ----------------- ----------------- ---------------- -----------------

Income (loss) before cumulative effect of accounting                  11.1               4.3             23.7               8.5
change
Cumulative effect of accounting change, net of income                   -                 -                -                8.9
taxes
                                                          ----------------- ----------------- ---------------- -----------------
Net income (loss)                                               $     11.1        $      4.3      $      23.7       $      17.4
Preferred stock dividends                                              2.2               3.3              6.6               4.7
                                                          ----------------- ----------------- ---------------- -----------------
Net income (loss) available to Common shareholders              $      8.9        $      1.0      $      17.1       $      12.7
                                                          ================= ================= ================ =================

Per Share Data
Basic earnings per Common share
   Income (loss) before cumulative effect of accounting         $     0.14        $     0.02       $     0.27       $      0.06
   change
   Cumulative effect of accounting change, net of income
   taxes                                                               -                 -                -                0.15
                                                          ----------------- -----------------  ----------------- ---------------
       Total basic earnings (loss) per Common share             $     0.14        $     0.02       $     0.27       $      0.21
                                                          ================= ================= ================ =================

Diluted earnings per Common share
   Income (loss) before cumulative effect of accounting         $     0.14        $     0.02       $     0.27       $      0.06
   change
   Cumulative effect of accounting change, net of income
   taxes                                                               -                 -                -                0.14
                                                          ----------------- ----------------- ---------------- -----------------
       Total diluted earnings (loss) per Common share           $     0.14        $     0.02       $     0.27       $      0.20
                                                          ================= ================= ================ =================

Weighted average Common shares outstanding (in thousands)
       Basic                                                        62,683            61,765           62,605            61,607
       Potential dilutive Common shares                              1,272             1,378            1,251             1,391
                                                          ----------------- ----------------- ---------------- -----------------
         Diluted                                                    63,955            63,143           63,856            62,998
                                                          ================= ================= ================ =================



                                                         KANSAS CITY SOUTHERN
                                                      CONSOLIDATED BALANCE SHEETS
                                                         (Dollars in millions)
                                                             (Preliminary)


                                                                                  September 30,        December 31,
                                                                                      2004                 2003
                                                                                ------------------   ------------------
                                                                                   (Unaudited)
 ASSETS

 Current Assets:
      Cash and cash equivalents                                                      $      170.0         $      135.4
      Accounts receivable, net                                                              125.3                114.6
      Inventories                                                                            42.1                 36.8
      Other current assets                                                                   27.9                 21.3
                                                                                ------------------   ------------------
          Total current assets                                                              365.3                308.1
                                                                                ------------------   ------------------

 Investments                                                                                481.5                442.7

 Properties (net of $742.6 and $734.3 accumulated
      depreciation and amortization, respectively)                                        1,414.8              1,362.5

 Goodwill                                                                                    10.6                 10.6

 Other assets                                                                                33.7                 29.0
                                                                                ------------------   ------------------
      Total assets                                                                  $     2,305.9        $     2,152.9
                                                                                ==================   ==================

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities:
      Debt due within one year                                                      $         7.9        $         9.9
      Accounts and wages payable                                                             56.4                 45.5
      Accrued liabilities                                                                   161.7                119.4
                                                                                ------------------   ------------------
          Total current liabilities                                                         226.0                174.8
                                                                                ------------------   ------------------

 Other Liabilities
      Long-term debt                                                                        563.5                513.5
      Deferred income taxes                                                                 419.1                391.5
      Other noncurrent liabilities and deferred credits                                     111.3                109.4
      Stockholders' Equity                                                                  986.0                963.7
                                                                                ------------------   ------------------

      Total liabilities and stockholders' equity                                    $     2,305.9        $     2,152.9
                                                                                ==================   ==================




                                                         KANSAS CITY SOUTHERN
                                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                         (Dollars in millions)
                                                              (Unaudited)
                                                             (Preliminary)


                                                                                              Nine Months
                                                                                          Ended September 30,
                                                                                  -------------------------------------

                                                                                      2004                 2003
                                                                                ------------------   ------------------
CASH FLOWS PROVIDED BY (USED FOR):

OPERATING ACTIVITIES:
   Net income                                                                        $       23.7         $       17.4
   Adjustments to reconcile net income to net cash
    provided by operating activities:
     Depreciation and amortization                                                           39.3                 48.1
     Deferred income taxes                                                                   26.7                  7.8
     Equity in undistributed earnings of unconsolidated affiliates                           (5.7)                (5.2)
     Distributions from unconsolidated affiliates                                             8.8                   -
     Gain on sale of property                                                                (1.1)                (4.1)
     Cumulative effect of accounting change                                                    -                  (8.9)
     Tax benefit realized upon exercise of stock options                                      1.0                  1.4
   Changes in working capital items:
     Accounts receivable                                                                    (10.7)                 5.5
     Inventories                                                                             (5.3)                (2.0)
     Other current assets                                                                    (3.9)                14.5
     Accounts and wages payable                                                              10.6                 (1.3)
     Accrued liabilities                                                                     41.0                 10.5
   Other, net                                                                                 7.9                 (8.6)
                                                                                ------------------   ------------------
     Net cash provided by operating activities                                              132.3                 75.1
                                                                                ------------------   ------------------


INVESTING ACTIVITIES:
   Property additions                                                                       (93.4)               (51.2)
   Proceeds from disposal of property                                                         2.5                  8.6
   Investment in and loans to affiliates                                                    (41.2)               (37.5)
   Proceeds from sale of investments, net                                                      -                  32.7
   Other, net                                                                                (7.8)                (6.8)
                                                                                ------------------   ------------------
     Net cash used for investing activities                                                (139.9)               (54.2)
                                                                                ------------------   ------------------


FINANCING ACTIVITIES:
   Proceeds from issuance of long-term debt                                                 150.0                   -
   Repayment of long-term debt                                                             (102.0)                (3.9)
   Issuance of preferred stock, net                                                            -                 193.2
   Debt issuance costs                                                                       (2.9)                  -
   Proceeds from stock plans                                                                  3.6                  3.6
   Cash dividends paid                                                                       (6.5)                (2.6)
                                                                                ------------------   ------------------
                                                                                ------------------   ------------------
     Net cash provided by financing activities                                               42.2                190.3
                                                                                ------------------   ------------------


CASH AND CASH EQUIVALENTS:
   Net increase in cash and cash equivalents                                                 34.6                211.2
   At beginning of year                                                                     135.4                 19.0
                                                                                ------------------   ------------------
   At end of period                                                                  $      170.0         $      230.2
                                                                                ==================   ==================



Kansas City Southern Railway
Operating Statements
Dollars in Millions



                                              Third Quarter         Third Quarter              Year to Date         Year to Date
                                                   2004                  2003                      2004                 2003
                                            -------------------   -------------------       -------------------  -------------------
Revenues
   Chemical and Petroleum                          $      34.4           $      30.8              $      100.1          $      92.6
   Paper and Forest                                       46.4                  37.6                     121.3                109.9
   Agricultural and Mineral                               29.1                  25.7                      89.8                 78.1
   Intermodal and Automotive Revenue                      17.4                  15.3                      48.5                 43.7
   Unit Coal Revenue                                      22.2                  23.0                      66.7                 68.6
   Haulage Revenue                                         2.7                   2.7                       8.0                  7.9
   Other Revenue                                           9.9                   9.8                      27.6                 27.5
                                            -------------------   -------------------       -------------------  -------------------
      Total Revenues                                     162.1                 144.9                     462.0                428.3
                                            -------------------   -------------------       -------------------  -------------------

Operating Expenses
    Compensation and Benefits                             51.9                  47.4                     152.5                143.4
    Purchased Services                                    14.5                  14.6                      42.8                 41.9
    Fuel                                                  16.4                  11.2                      45.8                 35.5
    Equipment Costs                                       13.3                  15.2                      37.9                 44.6
    Casualties & Insurance                                10.8                   8.6                      25.1                 23.0
    Material and Supplies                                  7.1                   6.8                      19.0                 21.4
    Other                                                  3.6                   0.9                       9.2                  6.4
                                            -------------------   -------------------       -------------------  -------------------
      Variable Operating Expenses                        117.6                 104.7                     332.3                316.2
                                            -------------------   -------------------       -------------------  -------------------

Fixed Expenses
    Other Lease                                            3.1                   2.5                       8.8                  7.3
    Depreciation                                          13.2                  15.9                      38.7                 47.5
    Taxes (Other Than Income)                              3.6                   3.7                      11.0                 10.9
                                            -------------------   -------------------       -------------------  -------------------
      Fixed Operating Expenses                            19.9                  22.1                      58.5                 65.7
                                            -------------------   -------------------       -------------------  -------------------
    Total Operating Expenses                             137.5                 126.8                     390.8                381.9
                                            -------------------   -------------------       -------------------  -------------------

Operating Income                                   $      24.6           $      18.1               $      71.2          $      46.4
                                            ===================   ===================       ===================  ===================

Operating Ratio                                           84.8%                 87.5%                     84.6%                89.2%

Note:
Certain prior year amounts have been reclassified to conform to the current year presentation.



                                      Kansas City Southern Railway
                              Carloadings By Commodity - Third Quarter 2004
 Dollars in Thousands


       Carloadings                                                            Revenue

      Third Quarter            %                                           Third Quarter            %
--------------------------                                           -------------------------
   2004          2003       Change                                      2004         2003        Change
------------  ------------  --------                                 ------------ ------------  ----------

                                          Coal
     47,376        47,751     (0.8)%         Unit Coal                   $ 22,202     $ 23,049      (3.7)%
        642           847    (24.2)%        Other Coal                        472          508      (7.1)%
------------   -----------                                            -----------  -----------
     48,018        48,598     (1.2)%                   Total              22,674       23,557       (3.7)%
------------   -----------                                            -----------  -----------

                                         Chemical & Petroleum
                                         Products
      1,360         1,455    (6.5)%         Agri Chemicals                   907          975      (7.0)%
      4,251         3,637     16.9%         Gases                          4,355        3,658       19.1%
      7,482         5,802     29.0%         Organic                        6,538        6,168        6.0%
      5,791         5,305      9.2%         Inorganic                      6,268        5,522       13.5%
     14,116        13,537      4.3%         Petroleum                     10,525        9,368       12.5%
      4,846         4,363     11.1%         Plastics                       5,766        5,065       13.8%
------------   -----------                                            -----------  -----------
     37,846        34,099     11.0%                   Total               34,359       30,756       11.7%
------------   -----------                                            -----------  -----------

                                         Agriculture and Minerals
     10,158         9,644      5.3%         Domestic Grain                 8,915        7,881       13.1%
      4,704         4,993    (5.8)%         Export Grain                   3,826        3,929      (2.7)%
      8,042         8,367    (3.9)%         Food Products                  7,001        6,868        1.9%
      7,795         6,424     21.3%         Ores and Minerals              4,751        3,722       27.5%
      5,187         4,372     18.6%         Stone, Clay & Glass            4,558        3,332       36.8%
------------   -----------                                            -----------  -----------
     35,886        33,800      6.2%                   Total               29,051       25,732       12.9%
------------   -----------                                            -----------  -----------

                                         Paper & Forest Products
     26,084        24,439      6.7%         Pulp/Paper                    21,606       19,932        8.4%
      2,065         1,797     14.9%         Scrap Paper                    1,555        1,120       38.8%
      7,801         7,503      4.0%         Pulpwood/Logs/Chips            4,101        3,437       19.3%
      8,722         7,950      9.7%         Lumber/Plywood                 9,010        7,699       17.0%
      4,968         4,544      9.3%         Metal/Scrap                    4,345        4,053        7.2%
      3,299         1,459    126.1%         Military/Other carloads        5,752        1,368      320.5%
------------   -----------                                            -----------  -----------
     52,939        47,692     11.0%                   Total               46,369       37,609       23.3%
------------   -----------                                            -----------  -----------

                                         Intermodal & Automotive
      2,193         2,080      5.4%         Automotive                     1,676        1,532        9.4%
     86,066        77,799     10.6%         Intermodal                    15,715       13,774       14.1%
------------   -----------                                            -----------  -----------
     88,259        79,879     10.5%                   Total               17,391       15,306       13.6%
------------   -----------                                            -----------  -----------

    262,948       244,068      7.7%         TOTAL FOR BUSINESS UNITS     149,844      132,960       12.7%
      3,740         6,067   (38.4)%      Haulage                           2,669        2,746      (2.8)%
       (469)       (1,074)    56.3%      Adjustments                           -            -        0.0%
                                         Other KCSR Revenue                9,599        9,216
------------   -----------                                            -----------  -----------

    266,219       249,061      6.9%                TOTAL                $162,112     $144,922       11.9%
============   ===========                                            ===========  ===========



Note:
Certain prior year amounts have been reclassified to conform to the current year presentation.


                          Kansas City Southern Railway
                   Carloadings By Commodity - Year to Date September 30, 2004
Dollars in Thousands


            Carloadings                                               REVENUE

      Year to Date             %                                           Year to Date             %
--------------------------                                           -------------------------
   2004          2003       Change                                      2004         2003        Change
------------  ------------  --------                                 ------------ ------------  ----------

                                          Coal
    142,361       139,117      2.3%         Unit Coal                   $ 66,661     $ 68,550      (2.8)%
      1,880         2,375   (20.8)%         Other Coal                     1,180        1,321     (10.7)%
------------   -----------                                            -----------  -----------
    144,241       141,492      1.9%                   Total               67,841       69,871      (2.9)%
------------   -----------                                            -----------  -----------

                                         Chemical & Petroleum
                                         Products
      4,335         4,288      1.1%         Agri Chemicals                 2,823        2,858      (1.2)%
     12,601        11,116     13.4%         Gases                         12,716       11,017       15.4%
     21,493        16,560     29.8%         Organic                       19,144       17,532        9.2%
     16,375        16,491    (0.7)%         Inorganic                     17,642       17,182        2.7%
     42,280        41,276      2.4%         Petroleum                     31,283       27,997       11.7%
     14,036        14,672    (4.3)%         Plastics                      16,497       15,964        3.3%
------------   -----------                                            -----------  -----------
    111,120       104,403      6.4%                   Total              100,105       92,550        8.2%
------------   -----------                                            -----------  -----------

                                         Agriculture and Minerals
     34,874        32,872      6.1%         Domestic Grain                29,873       26,759       11.6%
     17,895        13,220     35.4%         Export Grain                  15,807       10,539       50.0%
     22,729        24,943    (8.9)%         Food Products                 19,935       20,249      (1.6)%
     21,422        19,114     12.1%         Ores and Minerals             12,836       10,954       17.2%
     13,550        12,360      9.6%         Stone, Clay & Glass           11,344        9,588       18.3%
------------   -----------                                            -----------  -----------
    110,470       102,509      7.8%                   Total               89,795       78,089       15.0%
------------   -----------                                            -----------  -----------

                                         Paper & Forest Products
     73,283        70,839      3.5%         Pulp/Paper                    59,797       56,243        6.3%
      5,822         5,184     12.3%         Scrap Paper                    4,052        3,219       25.9%
     20,582        22,751    (9.5)%         Pulpwood/Logchips             10,016       10,436      (4.0)%
     25,286        22,861     10.6%         Lumber/Plywood                25,649       22,182       15.6%
     13,710        13,582      0.9%         Metal/Scrap                   11,763       11,656        0.9%
      6,975         4,725     47.6%         Military/Other Carloads       10,064        6,159       63.4%
------------   -----------                                            -----------  -----------
    145,658       139,942      4.1%                   Total              121,341      109,895       10.4%
------------   -----------                                            -----------  -----------

                                         Intermodal & Automotive
      4,701         5,225   (10.0)%         Automotive                     3,706        4,145     (10.6)%
    251,266       224,307     12.0%         Intermodal                    44,840       39,589       13.3%
------------   -----------                                            -----------  -----------
    255,967       229,532     11.5%                   Total               48,546       43,734       11.0%
------------   -----------                                            -----------  -----------

    767,456       717,878      6.9%      TOTAL FOR BUSINESS UNITS        427,628      394,139        8.5%
     13,038        21,019   (38.0)%      Haulage                           7,967        7,944        0.3%
     (1,803)       (2,809)    35.8%      Adjustments                           -       (1,025)     100.0%
                                         Other KCSR Revenue               26,368       27,252
------------   -----------                                            -----------  -----------
    778,691       736,088      5.8%                TOTAL                $461,963     $428,310        7.9%
============   ===========                                            ===========  ===========

Note:  Certain prior year amounts have been reclassified to conform to the current year presentation.
